UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2010

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Ghost Technology, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-31705	91-2007477
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

20801 Biscayne Blvd., Suite 403
Aventura, Florida 33180
 (Address of Principal Executive Office) (Zip Code)

(786) 923-5954
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On August 20, 2010, Ghost Technology, Inc. held the 2010 annual meeting of shareholders, and the results of the proposal submitted are listed below.

Proposal	For	Withheld (1)
To elect the following as directors:
Gianfranco Gracchi	101,237,454	93,874,715
Jean Carlo Nardi	31,895,407	163,216,762
Ennio Bertoli	29,395,407	165,716,762
Nerio Montesel	2,622,032	192,490,137
Roberto Cella	109,272,678	85,839,491
Esterino Castellazzi	126,752,391	68,359,778
Marco Zambolin	115,015,258	80,096,911

(1)	Includes 513,780 shares which were voted against all nominees even though the ballot and proxy did not contain a provision for voting no in contrast to withheld.

There were no broker non-votes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

	By:	/s/ Gianfranco Gracchi
Gianfranco Gracchi Chief Executive Officer

Date: August 30, 2010

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